UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2004

U.S. Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-466-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 19, 2004, U.S. Bancorp promoted Richard K. Davis to the offices of President and Chief Operating Officer. Mr. Davis had been serving as U.S. Bancorp’s Vice Chairman, Commercial and Consumer Banking, and will continue to report to Jerry A. Grundhofer, U.S. Bancorp’s Chairman and Chief Executive Officer. Mr. Grundhofer had also been serving as the company’s President. Biographical information about Mr. Davis is contained in U.S. Bancorp’s 2003 Annual Report and Form 10-K, which is on file with the Securities and Exchange Commission and can be found on U.S. Bancorp’s website at usbank.com.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is being filed herewith:

99.1 Press release issued by U.S. Bancorp on October 19, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp

October 21, 2004	By:	Terrance R. Dolan

Name: Terrance R. Dolan
Title: Executive Vice President and Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by U.S. Bancorp on October 19, 2004